                                                                    Exhibit 99.5

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                           443,832.97
           Available Funds:
                     Contract Payments due and received in this period                                5,786,152.54
                     Contract Payments due in prior period(s) and received in this period               963,753.17
                     Contract Payments received in this period for next period                          213,713.42
                     Sales, Use and Property Tax, Maintenance, Late Charges                             170,853.09
                     Prepayment Amounts related to early termination in this period                   2,032,393.43
                     Servicer Advance                                                                   422,768.97
                     Proceeds received from recoveries on previously Defaulted Contracts                      0.00
                     Transfer from Reserve Account                                                        7,295.32
                     Interest earned on Collection Account                                                6,302.71
                     Interest earned on Affiliated Account                                                1,015.65
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                     Agreement Section 5.03                                                                   0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                            0.00
                     Amounts paid under insurance policies                                                    0.00
                     Any other amounts                                                                        0.00

                                                                                                     --------------
           Total Available Funds                                                                     10,048,081.27
           Less: Amounts to be Retained in Collection Account                                           484,810.68
                                                                                                     --------------
           AMOUNT TO BE DISTRIBUTED                                                                   9,563,270.59
                                                                                                     ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                               0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                             Servicer Advances                                                          963,753.17
                     3.      To Noteholders (For Servicer Report immediately following
                             the Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                        0.00
                                    a) Class A2 Principal (distributed after A1 Note
                                       matures) and Interest                                          6,291,536.37
                                    a) Class A3 Principal (distributed after A2 Note
                                       matures) and Interest                                            353,168.75
                                    a) Class A4 Principal (distributed after A3 Note
                                       matures) and Interest                                            518,751.20
                                    b) Class B Principal and Interest                                   122,739.51
                                    c) Class C Principal and Interest                                   245,802.56
                                    d) Class D Principal and Interest                                   165,777.46
                                    e) Class E Principal and Interest                                   220,859.14

                     4.      To Reserve Account for Requirement per Indenture Agreement
                             Section 3.08                                                                     0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                             Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                       Amortization Event in effect)                                    195,083.11
                                    b) Residual Principal (Provided no Restricting or
                                       Amortization Event in effect)                                    212,286.06
                                    c) Reserve Account Distribution (Provided no
                                       Restricting or Amortization Event in effect)                       7,295.32
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank
                             Interest Earned and Any Other Amounts                                      178,171.45
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                88,046.49
                                                                                                     --------------
           TOTAL FUNDS DISTRIBUTED                                                                    9,563,270.59
                                                                                                     ==============

                                                                                                     --------------
           End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                            484,810.68
                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                    $4,876,395.87
            - Add Investment Earnings                                                                     7,295.32
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                  0.00
            - Less Distribution to Certificate Account                                                    7,295.32
                                                                                                     --------------
End of period balance                                                                                $4,876,395.87
                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                           $4,876,395.87
                                                                                                     ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                                  181,842,286.02
                           Pool B                                                   24,772,111.32
                                                                                   ---------------
                                                                                                           206,614,397.34
Class A Overdue Interest, if any                                                             0.00
Class A Monthly Interest - Pool A                                                      824,314.22
Class A Monthly Interest - Pool B                                                      112,295.13

Class A Overdue Principal, if any                                                            0.00
Class A Monthly Principal - Pool A                                                   5,229,390.07
Class A Monthly Principal - Pool B                                                     997,456.90
                                                                                   ---------------
                                                                                                             6,226,846.97
Ending Principal Balance of the Class A Notes
                           Pool A                                                  176,612,895.95
                           Pool B                                                   23,774,654.42
                                                                                   ---------------
                                                                                                           ---------------
                                                                                                           200,387,550.37
                                                                                                           ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000      Original Face $286,080,000       Balance Factor
       $ 3.273942                      $ 21.766104                 70.045984%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                                          0.00
                           Class A2                                                 16,934,397.34
                           Class A3                                                 82,500,000.00
                           Class A4                                                107,180,000.00

                                                                                   ---------------

Class A Monthly Interest                                                                                   206,614,397.34
                           Class A1 (Actual Number Days/360)                                 0.00
                           Class A2                                                     64,689.40
                           Class A3                                                    353,168.75
                           Class A4                                                    518,751.20

                                                                                   ---------------

Class A Monthly Principal
                           Class A1                                                          0.00
                           Class A2                                                  6,226,846.97
                           Class A3                                                          0.00
                           Class A4                                                          0.00

                                                                                   ---------------
                                                                                                             6,226,846.97
Ending Principal Balance of the Class A Notes
                           Class A1                                                          0.00
                           Class A2                                                 10,707,550.37
                           Class A3                                                 82,500,000.00
                           Class A4                                                107,180,000.00

                                                                                   ---------------
                                                                                                           ---------------
                                                                                                           200,387,550.37
                                                                                                           ===============

Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $55,000,000       Original Face $55,000,000        Balance Factor
       $ 1.176171                     $ 113.215399                  19.468273%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                                                 3,101,895.82
                                           Pool B                                                   422,566.78
                                                                                                  -------------
                                                                                                                      3,524,462.60

           Class B Overdue Interest, if any                                                               0.00
           Class B Monthly Interest - Pool A                                                         14,540.14
           Class B Monthly Interest - Pool B                                                          1,980.78
           Class B Overdue Principal, if any                                                              0.00
           Class B Monthly Principal - Pool A                                                        89,203.80
           Class B Monthly Principal - Pool B                                                        17,014.79
                                                                                                  -------------
                                                                                                                        106,218.59
           Ending Principal Balance of the Class B Notes
                                           Pool A                                                 3,012,692.02
                                           Pool B                                                   405,551.99
                                                                                                  -------------
                                                                                                                      -------------
                                                                                                                      3,418,244.01
                                                                                                                      =============

           ---------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
           Original Face $4,880,000     Original Face $4,880,000       Balance Factor
                 $ 3.385434                   $ 21.766105                70.045984%
           ---------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                                                 6,197,435.30
                                           Pool B                                                   844,267.64
                                                                                                  -------------
                                                                                                                      7,041,702.94

           Class C Overdue Interest, if any                                                               0.00
           Class C Monthly Interest - Pool A                                                         29,556.60
           Class C Monthly Interest - Pool B                                                          4,026.45
           Class C Overdue Principal, if any                                                              0.00
           Class C Monthly Principal - Pool A                                                       178,224.81
           Class C Monthly Principal - Pool B                                                        33,994.70
                                                                                                  -------------
                                                                                                                        212,219.51
           Ending Principal Balance of the Class C Notes
                                           Pool A                                                 6,019,210.49
                                           Pool B                                                   810,272.94
                                                                                                  -------------
                                                                                                                      -------------
                                                                                                                      6,829,483.43
                                                                                                                      =============

           --------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
           Original Face $9,750,000     Original Face $9,750,000       Balance Factor
                 $ 3.444415                   $ 21.766104                70.045984%
           --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                                           4,131,623.51
                                           Pool B                                             562,845.08
                                                                                            -------------
                                                                                                                 4,694,468.59

           Class D Overdue Interest, if any                                                         0.00
           Class D Monthly Interest - Pool A                                                   21,384.59
           Class D Monthly Interest - Pool B                                                    2,913.19
           Class D Overdue Principal, if any                                                        0.00
           Class D Monthly Principal - Pool A                                                 118,816.54
           Class D Monthly Principal - Pool B                                                  22,663.14
                                                                                            -------------
                                                                                                                   141,479.68
           Ending Principal Balance of the Class D Notes
                                           Pool A                                           4,012,806.97
                                           Pool B                                             540,181.94
                                                                                            -------------
                                                                                                                 -------------
                                                                                                                 4,552,988.91
                                                                                                                 =============

           ---------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
           Original Face $6,500,000      Original Face $6,500,000      Balance Factor
                  $ 3.738120                    $ 21.766105              70.045983%
           ---------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                                           5,167,707.59
                                           Pool B                                             703,989.34
                                                                                            -------------
                                                                                                                 5,871,696.93

           Class E Overdue Interest, if any                                                         0.00
           Class E Monthly Interest - Pool A                                                   38,637.23
           Class E Monthly Interest - Pool B                                                    5,263.49
           Class E Overdue Principal, if any                                                        0.00
           Class E Monthly Principal - Pool A                                                 148,612.07
           Class E Monthly Principal - Pool B                                                  28,346.35
                                                                                            -------------
                                                                                                                   176,958.42
           Ending Principal Balance of the Class E Notes
                                           Pool A                                           5,019,095.52
                                           Pool B                                             675,642.99
                                                                                            -------------
                                                                                                                 -------------
                                                                                                                 5,694,738.51
                                                                                                                 =============

           ---------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
           Original Face $8,130,000     Original Face $8,130,000       Balance Factor
                 $ 5.399843                   $ 21.766103                70.045984%
           ---------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                                       6,199,378.90
                                           Pool B                                         844,532.41
                                                                                        -------------
                                                                                                                   7,043,911.31

           Residual Interest - Pool A                                                     178,953.47
           Residual Interest - Pool B                                                      16,129.64
           Residual Principal - Pool A                                                    178,280.70
           Residual Principal - Pool B                                                     34,005.36
                                                                                        -------------
                                                                                                                     212,286.06
           Ending Residual Principal Balance
                                           Pool A                                       6,021,098.20
                                           Pool B                                         810,527.05
                                                                                        -------------
                                                                                                                   -------------
                                                                                                                   6,831,625.25
                                                                                                                   =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                          88,046.49
            - Servicer Advances reimbursement                                                                        963,753.17
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        178,171.45
                                                                                                                   -------------
           Total amounts due to Servicer                                                                           1,229,971.11
                                                                                                                   =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               206,640,327.10

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              5,942,527.98

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ---------------
            ending of the related Collection Period                                                                  200,697,799.12
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          4,182,375.23

             - Principal portion of Prepayment Amounts                                                1,760,152.75

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      -------------
                                              Total Decline in Aggregate Discounted Contract Balance  5,942,527.98
                                                                                                      =============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                28,150,312.57

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,133,481.25

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ---------------
            ending of the related Collection Period                                                                   27,016,831.32
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                            871,925.97

             - Principal portion of Prepayment Amounts                                                  261,555.28

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      -------------
                                              Total Decline in Aggregate Discounted Contract Balance  1,133,481.25
                                                                                                      =============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    227,714,630.44
                                                                                                                     ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                           Predecessor
                                                                                 Discounted     Predecessor    Discounted
              Lease #                Lessee Name                                 Present Value  Lease #        Present Value
              -------------------------------------------------------            -------------  -----------    -------------
                                     NONE











                                                                                 -------------                 -------------
                                                                        Totals:          $0.00                         $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                              $272,767,516.82
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                          NO     X
                                                                                       ----------                   --------

              POOL B                                                                                           Predecessor
                                                                                 Discounted     Predecessor    Discounted
              Lease #                Lessee Name                                 Present Value  Lease #        Present Value
              -------------------------------------------------------            -------------  -----------    -------------
                                     NONE









                                                                                 -------------                 -------------
                                                                        Totals:         $0.00                          $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                               $52,325,540.92
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%

              *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
                 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                          NO     X
                                                                                       ----------                   --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                              Predecessor
                                                                       Discounted     Predecessor  Discounted
              Lease #           Lessee Name                            Present Value  Lease #      Present Value
              --------------------------------------------             -------------  -----------  -------------
              2707-201          Amber Networks, Inc.                   $1,045,934.66    2041-203   $3,154,026.34
              2707-202          Amber Networks, Inc.                     $491,545.72
              2708-201          Network Elements, Inc.                 $1,305,725.82
              2706-202          Coriolis Networks, Inc.                   $90,653.94
              2706-207          Coriolis Networks, Inc.                  $215,544.48
                                Cash                                       $4,621.72
              3271-002          Durham Diagnostic Imaging              $2,317,472.63    2869-001   $2,037,442.62




                                                                       -------------               -------------
                                                             Totals:   $5,471,498.97               $5,191,468.96


              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                       5,191,468.96
              b) ADCB OF POOL A AT CLOSING DATE                                                  $272,767,516.82
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                                  NO     X
                                                                              ----------                           --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                       Predecessor
                                                                      Discounted     Predecessor  Discounted
              Lease #           Lessee Name                           Present Value  Lease #      Present Value
              ---------------------------------------------           -------------  -----------  -------------
                                None









                                                                      -------------               -------------
                                                             Totals:          $0.00                       $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                              $52,325,540.92
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                                  NO     X
                                                                               ----------                           --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                         AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                           TOTAL OUTSTANDING CONTRACTS
              This Month                                                4,453,476.57   This Month                   227,714,630.44
              1 Month Prior                                             8,019,203.98   1 Month Prior                234,790,639.67
              2 Months Prior                                            6,195,229.55   2 Months Prior               243,559,576.40

              Total                                                    18,667,910.10   Total                        706,064,846.51

              a) 3 MONTH AVERAGE                                        6,222,636.70   b) 3 MONTH AVERAGE           235,354,948.84

              c) a/b                                                            2.64%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                   No         X
                                                                                             ----------------     -----------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                      Yes                   No         X
                                                                                             ----------------     -----------------
              B. An Indenture Event of Default has occurred and is then
                 continuing?                                                             Yes                   No         X
                                                                                             ----------------     -----------------

4.            Has a Servicer Event of Default occurred?                                  Yes                   No         X
                                                                                             ----------------     -----------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                           Yes                   No         X
                                                                                             ----------------     -----------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                 covenant or obligation not remedied within 90 days?                     Yes                   No         X
                                                                                             ----------------     -----------------
              C. As of any Determination date, the sum of all defaulted
                 contracts since the Closing date exceeds 6% of the ADCB on the
                 Closing Date?                                                           Yes                   No         X
                                                                                             ----------------     -----------------




6.            Aggregate Discounted Contract Balance at Closing Date                  Balance $ 325,093,057.74
                                                                                             ----------------



              DELINQUENT LEASE SUMMARY

                                      Days Past Due                   Current Pool Balance                 # Leases
                                      -------------                   --------------------                 --------
                                            31 - 60                           3,461,274.08                       40
                                            61 - 90                           6,791,921.61                       13
                                           91 - 180                           4,453,476.57                       22

              Approved By:
              Matthew E. Goldenberg
              Vice President
              Structured Finance and Securitization